Exhibit 10.56
***Text Omitted and Filed Separately with the Securities and Exchange Commission.
Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Third Amendment to Sale and Supply Agreement
Sequenom, Inc. (“SQNM”) and Illumina, Inc. (“Illumina”) entered into that certain Sale and Supply Agreement with an effective date of July 8, 2011 as amended by that certain First Amendment to Sale and Supply Agreement, and by that certain Second Amendment to Sale and Supply Agreement (the “Agreement”). SQNM and Illumina desire to amend certain terms of the Agreement pursuant to the terms of this Third Amendment to Sale and Supply Agreement (the “Amendment”).
By signing where indicated below, SQNM and Illumina hereby agree to amend the terms of the Agreement as follows:

1.	Page A-1 of Exhibit A of the Agreement (as previously amended by the Second Amendment) is deleted in its entirety and replaced with Attachment 1 to this Amendment.

2.	SQNM agrees that Illumina invoice numbers 379077, 402150, 404101, 400654, 401098, 402157, 404332, 400656, 401106, which total […***…], are accurate and reflect amounts owed by SQNM to Illumina.

3.
This Amendment shall be prospectively effective as of October 1, 2012. For clarity the terms and conditions of the Agreement as amended by this Amendment shall apply to Consumables shipped beginning October 1, 2012.

4.	Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms.
IN WITNESS WHEREOF, the parties have signed this Amendment as of the dates indicated below.

ILLUMINA		SEQUENOM
By:	/s/ Matt Posard	By:	/s/ Harry Hixson Jr.
Name:	Matt Posard	Name:	Harry Hixson Jr.
Title:	General Manager, Translational & Consumer Genomics	Title:	CEO
Date:	11/30/12	Date:	11/28/12

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Attachment 1

Consumables

V3 Reagents

[…***…] Part Number	Description	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]

[…***…]

[…***…]

[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

Consumables Purchase Price

The purchase price for all Consumables ordered for shipment in the calendar quarter immediately following the calendar quarter of each Forecast Due Date* (this immediately following calendar quarter being referred to as “Q+1”) is determined by […***…].

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Consumable Spend Calculation

Consumable Spend for purposes of determining […***…] as follows:

1)	[…***…]

2)	[…***…]

3)	[…***…]

4)	[…***…]

*The Forecast Due Date […***…].
**Dollar amount […***…].
***Dollar amount […***…].
****Solely for purposes of determining […***…], the discount rate applicable […***…].

Formula
[…***…]

CONFIDENTIAL
3

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